Exhibit 99.1

Mallinckrodt Receives Approval to List on NYSE American

Trading on NYSE American Expected to Commence Under Ticker Symbol “MNK” on October 27, 2022

DUBLIN – October 24, 2022 – Mallinckrodt plc (OTCMKTS: MNKPF) (“Mallinckrodt” or the “Company”), a global specialty pharmaceutical company, today announced that it has received approval to list its ordinary shares on NYSE American. Trading of the Company’s ordinary shares on NYSE American is expected to occur under the ticker symbol “MNK” beginning on October 27, 2022.

Siggi Olafsson, President and Chief Executive Officer, said, “Our listing on NYSE American marks an important step toward executing on our strategic priorities and business objectives. We are confident that Mallinckrodt is well positioned to drive sustainable growth and create long-term shareholder value while advancing therapies for underserved patients with severe and critical conditions.”

Mallinckrodt’s listing is subject to meeting all NYSE American requirements at the time of listing. Trading on the OTC Pink Current Market will cease concurrent with the NYSE American listing.

About Mallinckrodt

Mallinckrodt is a global business consisting of multiple wholly owned subsidiaries that develop, manufacture, market and distribute specialty pharmaceutical products and therapies. The Company's Specialty Brands reportable segment's areas of focus include autoimmune and rare diseases in specialty areas like neurology, rheumatology, hepatology, nephrology, pulmonology, ophthalmology and oncology; immunotherapy and neonatal respiratory critical care therapies; analgesics; cultured skin substitutes and gastrointestinal products. Its Specialty Generics reportable segment includes specialty generic drugs and active pharmaceutical ingredients. To learn more about Mallinckrodt, visit www.mallinckrodt.com.

Mallinckrodt uses its website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. It also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission (SEC) disclosing the same information. Therefore, investors should look to the Investor Relations page of the website for important and time-critical information. Visitors to the website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations page of the website.

CAUTIONARY STATEMENTS RELATED TO FORWARD-LOOKING STATEMENTS

Statements in this release that are not strictly historical, including statements regarding Mallinckrodt's listing on NYSE American, future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt's businesses, and any other statements regarding events or developments Mallinckrodt believes or anticipates will or may occur in the future, may be "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. The "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mallinckrodt's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarterly periods ended July 1, 2022 and April 1, 2022, and other filings with the SEC, all of which are on file with the SEC and available on Mallinckrodt’s website at http://www.sec.gov and http://www.mallinckrodt.com, respectively, identify and describe in more detail the risks and uncertainties to which Mallinckrodt's businesses are subject. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

CONTACTS

Investor Relations
Daniel Speciale
Global Corporate Controller and Chief Investor Relations Officer

314-654-3638
daniel.speciale@mnk.com

Derek Belz

Vice President, Investor Relations

314-654-3950

derek.belz@mnk.com

Media
Michael Freitag / Aaron Palash / Aura Reinhard
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Mallinckrodt, the "M" brand mark and the Mallinckrodt Pharmaceuticals logo are trademarks of a Mallinckrodt company. Other brands are trademarks of a Mallinckrodt company or their respective owners. ©2022 10/22.